Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Security Agreement”), is made effective as of the 4th day of March, 2016, by and between JON S. CUMMINGS IV (“Pledgor”) and MARK FEANNY (“Secured Party”). Omega Commercial Finance Corporation, a Wyoming corporation (the “Company”), joins this Security Agreement for the sole purpose of agreeing to and acknowledging the provisions of Section 8 herein.

RECITALS

WHEREAS, Secured Party has afforded the Company with credit evidenced by a promissory note of even date herewith made by the Company in favor of Secured Party in the original principal amount of up to Five hundred Thousand and 00/100 Dollars ($500,000.00) (the “Note”); and

WHEREAS, Pledgor, as a principal shareholder, director and executive officer of the Company has agreed to secure performance of the Obligations (as hereinafter defined) by granting Secured Party a security interest in 1,000,000,000 shares of the Company’s Series CC Preferred Stock, par value $0.00001 per share, held of record and beneficially by Pledgor (such shares held by Pledgor, the “Shares”), on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

1.

Incorporation.  The recitals set forth above are true and correct and are hereby incorporated into and made a part of this Security Agreement.

2.

Grant of Security Interest in Collateral.  Pledgor hereby grants to Secured Party a continuing, first lien, security interest in and to the Shares (the “Collateral”).

3.

Obligations Secured.  This Security Agreement is made, and the security interest created hereby is granted to Secured Party, as security for the due and punctual performance of all obligations, financial or otherwise, now existing or hereafter arising, whether direct or indirect, primary or secondary, absolute or contingent, due or to become due, of the Company under the Note (the “Obligations”).

4.

Term of Security Agreement.  This Security Agreement shall remain in effect until the earlier of:

A.

The Obligations being fully satisfied; or

B.

Such other time as both the Note and this Security Agreement are terminated by written agreement of all the parties hereto and thereto.

5.

Warranties, Covenants and Agreements of Pledgor.  Pledgor warrants, covenants and agrees that:

A.

Except for the security interest granted to Secured Party hereby, Pledgor is and shall be throughout the term of this Security Agreement the legal and equitable owner of the Collateral, and Pledgor has not made and will not make throughout the term of this Security Agreement any assignment, pledge, mortgage, hypothecation or transfer of the Collateral or the proceeds thereof.

B.

Except for the security interest granted to Secured Party hereby, the Collateral is free and clear of any and all liens, encumbrances or security interests, however arising, and no other party has possession of the Collateral or otherwise has any rights to possess the Collateral or to secure any security or other interest in the Collateral.

C.

Throughout the term of this Security Agreement, Pledgor will, at Pledgor’s sole expense, defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

D.

Upon the execution of this Security Agreement, Pledgor shall deliver one or more certificates evidencing the Collateral to Secured Party, accompanied by stock powers executed in blank by Pledgor, to be held by Secured Party to perfect his security interest in the Collateral throughout the term of this Security Agreement.

E.

Pledgor will execute, upon the request of Secured Party at any time or from time to time, any and all agreements or other documents that Secured Party reasonably deems appropriate to protect or perfect the security interest granted herein or to grant or confirm the rights and authority granted to Secured Party hereunder.

F.

Throughout the term of this Security Agreement, Pledgor shall pay, or cause to be paid or otherwise satisfied, all taxes or other duties or amounts levied or assessed upon Pledgor or Secured Party on or with respect to the Collateral.

6.

Voting Rights; Dividends.

A.

As long as no Event of Default (as defined under Section 8 hereof) hereunder shall have occurred:

(i)

Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement.

(ii)

Pledgor shall be entitled to retain and use any and all cash dividends or distributions paid on the Collateral provided they have not been paid in violation of this Security Agreement or the Note, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of outstanding capital stock of the Company or received in exchange for collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on  the liquidation, whether voluntary or involuntary of any issuer of the Collateral, or otherwise, shall automatically be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall forthwith immediately be delivered to Secured Party to be held subject to the terms of this Security Agreement.

B.

Upon the occurrence of any Event of Default (as defined under Section 8 hereof), Secured Party shall have the right and authority to exercise voting and/or consensual rights and powers and/or to receive and retain any and all dividends, cash or otherwise, with respect to the Collateral, which Pledgor shall otherwise be authorized to retain pursuant to Section 6A hereof.  Any and all money and other property paid over to or received by Secured Party pursuant to the provisions of this Section 6B shall be retained by Secured Party as additional collateral herein.

7.

Secured Party’s Rights and Remedies Upon Default.

A.

Upon the occurrence of an Event of Default, Secured Party may sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at public or private sale for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Secured Party in its discretion shall deem appropriate. Upon consummation of any such sale, Secured Party shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or approval which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party shall further have the remedies provided hereunder and the remedies of a secured party under applicable provisions of the Uniform Commercial Code of the State of Wyoming.

B.

Pledgor and Secured Party acknowledge that impairment of the Collateral by Pledgor will cause irreparable injury to Secured Party, that remedies at law of Secured Party for impairment of the Collateral or threatened impairment of the Collateral will be inadequate, and that Secured Party shall, in addition to and not in limitation of any other rights or remedies available at law or in equity, be entitled to temporary and permanent injunctive relief, without the necessity of proving actual damages or posting a bond.

C.

To the extent permitted by law, the prevailing party in any legal or non-legal proceedings (including any bankruptcy and appellate proceeding) taken to enforce or protect a party’s rights hereunder shall be paid all of its reasonable attorneys’ fees and other expenses incurred in connection with such action at both the trial and appellate levels, such reimbursable expenses to include, without limitation, expenses in connection with the assembling, repossession and disposition of Collateral.

8.

Events of Default.  An event of default under this Security Agreement shall exist upon the happening of any one or more of the following events (each, an “Event of Default”):

A.

Failure of the Company to observe or perform any of its warranties or covenants or other obligations in the Note, after the expiration of any applicable notice and cure periods provided in the Note;

B.

Failure of Pledgor or the Company to observe or perform any of their respective representations, warranties, covenants or agreements in this Security Agreement after ten (10) calendar days’ written notice and opportunity to cure, provided, however, that if Pledgor or the Company, as the case may be, has commenced to cure the default during such ten (10) day period, it shall have thirty (30) days from the giving of written notice of default to cure such default;

C.

Failure of any personal guarantor of the Note to observe or perform any of his representations, warranties, covenants or agreements in that certain Personal Guaranty of even date herewith executed by each of the individual guarantors named therein;

D.

If Pledgor or the Company makes an assignment for the benefit of creditors;

E.

If Pledgor or the Company petitions or applies to any tribunal for the appointment of a trustee or receiver for himself or itself; or of any substantial part of his or its assets, or commences any proceedings relating to himself or itself under any insolvency, reorganization, arrangement, readjustment of debts, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

F.

If any petition or application is filed, or any such proceedings are commenced, against Pledgor or the Company or by any act indicates his or its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any such trustee or receiver, or adjudicating such party bankrupt or insolvent, or approving the petition in any proceedings and such order, adjudication or approval remains unstayed and in effect for sixty (60) calendar days.

9.

Remedies Cumulative.  The remedies provided in this Security Agreement are cumulative and not mutually exclusive. The remedies can be exercised successively or concurrently by Secured Party and as many times as and whenever the occasion may arise.

10.

No Waiver.  The failure of Secured Party to take any of the actions or exercise any of the rights, interest, powers or authority granted to Secured Party hereunder shall not be construed to be a waiver of any of the rights, interest, powers or authority granted to Secured Party hereunder.

11.

Indemnity.  Pledgor will defend and indemnify Secured Party from and against any and all liability, loss, damage and expenses (including all attorneys’ fees and expenses through litigation and all appeals) which Secured Party might incur by virtue of any violation of this Security Agreement by Pledgor or the Company, or by virtue of any violation by Pledgor or the Company of any law in respect of the security interest granted hereunder, and from any and all other claims and demands whatsoever which may be asserted against Secured Party hereunder which are not attributable to Secured Party’s own gross negligence or willful misconduct.

12.

Expenses.  Any and all expenses that may be incurred in connection with the enforcement of this Security Agreement or the filing of any financing statements, whether now or hereafter filed shall be the sole responsibility of Pledgor. In the event of Pledgor’s failure to pay all such costs, the amounts due and owing will bear interest at an annual rate of 20% per annum (subject to applicable usury limits).

13.

Secured Party Appointed Attorney-in-Fact.  Pledgor hereby appoints Secured Party the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

14.

Legal Representation.  Pledgor acknowledges that it has been given an opportunity to seek counsel in connection with the negotiation and execution of this Security Agreement, and has either sought the advice of counsel or has voluntarily chosen not to seek the advice of counsel.

15.

Notice Provision.  All notices to Pledgor and Secured Party shall be given by overnight courier or certified mail, return receipt requested and shall be effective upon receipt,

if to Pledgor to:

200 East Campus View Boulevard

Suite 200

Columbus, Ohio 43235

if to Secured Party to:

10223 Broadway, Suite P433

Pearland, Texas 77584

or to such other address as a party may designate by written notice to the other party.

16.

Miscellaneous.  This Security Agreement shall be binding upon Pledgor and his heirs, legal representatives, successors and permitted assigns and shall inure to the benefit of Secured Party and its successors and assigns. This Security Agreement shall not be assigned by Pledgor without the express written consent of Secured Party. This Security Agreement shall in all respects be governed and enforced by and construed in accordance with the laws of the State of Texas (without reference to the choice of law principles thereof), including, without limitation, matters of construction, validity and performance.  The parties agree that all actions or proceedings arising in connection with this Security Agreement shall be tried and litigated only in the state and federal courts located in Harris County, Texas. Each party acknowledges that it has reviewed this Security Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Security Agreement.  In the event any terms or provisions of this Security Agreement are held invalid or unenforceable, the remaining terms and conditions of this Security Agreement shall continue to be fully enforceable without change, and this Security Agreement shall be interpreted as if the invalid or unenforceable provision had not been a part hereof. This Security Agreement, together with the Note and the Personal Guaranty referenced herein, in each case together with exhibits thereto and related documentation, constitutes the entire agreement between Pledgor, Secured Party, the Company and the guarantors party to the Personal Guaranty, concerning the subject matter hereof and thereof, and will not be amended, altered or changed except by a written agreement signed by the parties.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first above written.

PLEDGOR:

/s/ Jon S. Cummings IV
Jon S. Cummings IV

SECURED PARTY:

/s/ Mark Feanny
Mark Feanny

The Company joins this Security Agreement for the sole purpose of acknowledging and agreeing to the provisions of Section 8 herein (and any other provision herein applicable to the Company):

COMPANY:

OMEGA COMMERCIAL FINANCE CORPORATION

By:	/s/ Jon S. Cummings IV
Jon S. Cummings IV, Chairman